ANNUAL

AUGUST 31, 1999

REPORT

[GLOBAL GRAPHIC]

TEMPLETON GLOBAL

INCOME FUND, INC.

[FRANKLIN TEMPLETON LOGO]

PAGE
















                 [INTENTIONALLY LEFT BLANK INSIDE FRONT COVER]














PAGE


SHAREHOLDER LETTER

Your Fund's Goal: Templeton Global Income Fund seeks high current income, with a secondary objective of capital appreciation. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities of U.S. and foreign issuers, including emerging markets.

Dear Shareholder:

This report of Templeton Global Income Fund covers the fiscal year ended August 31, 1999, a period of significant volatility for global bond markets. During the first part of the reporting period, many industrial economies experienced weak growth and inflation remained benign. Bond prices rose as interest rates fell in the U.S., Japan, and Europe and bond investors generally expected further interest rate cuts by monetary policymakers. In February, this perception changed with the release of stronger-than-expected economic data regarding the U.S. economy, and global debt markets experienced a temporary sell-off. But in March, economic weakness in Europe, Japan, and some sectors of the U.S. economy led many investors to regain optimism about bonds.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 12 of this report.


CONTENTS

Shareholder Letter ..........        1
Performance Summary .........        5
Important Notice
to Shareholders .............        6
Year 2000 Readiness Update ..        9
Financial Highlights &
Statement of Investments ....       11
Financial Statements ........       15
Notes to Financial Statements       18
Independent Auditors' Report        21
Change in Independent
Auditor .....................       25


[PYRAMID GRAPHIC]


PAGE

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/99

[PIE CHART GRAPHIC]


Europe                   37.5%
Latin America            20.6%
United States            19.1%
Canada                    8.6%
Australia &
  New Zealand             7.6%
Asia                      3.9%
Short-Term
  Investments &
  Other Net Assets        2.7%


However, the continuing strength of the U.S. economy led the Federal Reserve Board to raise domestic interest rates in June and again in August 1999, and U.S. Treasury bond prices declined. Elsewhere, the European Central Bank, Bank of England, and Bank of Japan lowered interest rates in response to economic weakness, leading to higher bond prices in those regions.

During the reporting period, the J.P. Morgan Global Government Bond Index, which tracks bonds from around the world, posted a 1.12% return, in local currency terms. However, the weakness of the U.S. dollar versus the euro and the Japanese yen resulted in a higher return of 3.04% in U.S. dollar terms for the index. The J.P. Morgan U.S. Government Bond Index, which tracks U.S. Treasury securities, posted a -0.28% return for the same period. Bond prices rose in most developing market countries, and the J.P. Morgan Emerging Markets Bond Index Plus was up over 30% for the reporting period.(1) Within this environment, Templeton Global Income Fund produced a one-year cumulative total return of 11.29% in market-price terms and a 6.75% one-year cumulative total return in net asset value terms for the period ended August 31, 1999, as shown in the Performance Summary on page 5.

During the twelve months under review, we attempted to maximize the Fund's return and minimize the effects of short-term volatility by allocating approximately 75% of total net assets to intermediate- and long-term bonds in the developed markets and about 25% to what, in our opinion, were the

(1). Source for all indices: J.P. Morgan Securities, Inc. Performance includes reinvested interest. An index is an unmanaged group of securities used to measure market performance. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2

PAGE

highest quality, most-liquid bonds available in emerging markets. Because emerging market bonds generally outperformed bonds from developed markets, our exposure to such debt had a positive effect on the Fund's performance.

The Fund's overall geographic distribution did not change significantly during the reporting period. Our allocation at the end of the period to North America was 27.7%, down somewhat from 28.5% at the beginning of the period. Our exposure to Europe during the period fell from 42.1% on August 31, 1998, to 37.5% on August 31, 1999. We added a 2.1% position in New Zealand, increased our Latin American exposure 2.5%, and changed the amount of foreign exchange hedging undertaken for our European holdings. On August 31, 1999, the Fund's net U.S. dollar exposure was 45.5%, down from 83.7% at the beginning of the period, while our net exposure to European currencies was 37.5%, up from 8.1%.

Looking forward, our outlook for the Fund is positive. In our opinion, global economic growth could improve slightly in the short term, but inflation may remain quite tame, which could be favorable for high-quality bonds. Although debt securities from emerging markets may offer higher returns over the long term as credit conditions in those countries generally improve, we believe such bonds may be volatile in the interim.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our

PORTFOLIO BREAKDOWN
Based on Total Net Assets
8/31/99


  Government Bonds       94.4%

  Corporate Bonds         2.9%

  Short-Term Investments
  & Other Net Assets      2.7%


                                                                               3

PAGE


investment strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

It is also important to note that there are special risks involved with global investing related to market, currency, economic, social, political, and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets.

We thank you for your participation in Templeton Global Income Fund and welcome your comments or suggestions.

Sincerely,


Portfolio Management Team
Templeton Global Income Fund, Inc.

4

PAGE

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan, and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION

                                CHANGE        8/31/99   8/31/98
                                ------        -------   -------
Net Asset Value                - $0.17         $7.50      $7.67
Market Price (NYSE)            +$0.125       $6.5625    $6.4375

                         DISTRIBUTIONS (9/1/98 - 8/31/99)
Dividend Income          $ 0.6000
Long-Term Capital Gain   $ 0.0050
      TOTAL              $ 0.6050

PERFORMANCE

                                                                    INCEPTION
                                    1-YEAR    5-YEAR     10-YEAR    (3/17/88)
                                    ------    ------     -------    ---------
Cumulative Total Return(1)
   Based on change in
   net asset value                   6.75%     45.48%     104.76%     129.94%
   Based on change in
   market price                     11.29%     47.60%      85.30%      90.03%
Average Annual Total Return(2)
   Based on change in
   net asset value                   6.75%      7.78%       7.43%       7.53%
   Based on change in
   market price                     11.29%      8.10%       6.36%       5.76%

Templeton Global Income Fund paid distributions derived from long-term capital gains of 0.5 cents ($0.0050) per share in December, 1998. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance is not predictive of future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.

                                                                               5

PAGE


IMPORTANT NOTICE TO SHAREHOLDERS

EURO RISK. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the Fund may hold in its portfolio, and their impact on Fund performance. To the extent the Fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000 ISSUE. Like all investment companies, the Fund's business operations depend on a worldwide network of computer systems that contain date fields. Many of the systems currently use a two-digit date field to represent the date, and these systems must be changed or modified to enable them to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem.)

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by any of the parties who service the Fund or with which it does business are not Year 2000 ready. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

6

PAGE


When evaluating current and potential portfolio positions, Year 2000 is one of the factors the Fund's investment manager considers. The investment manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and there may be less public disclosure of these factors. The investment manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. The Fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and its investment manager may have no control.

If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings may have an impact on the Fund's performance.

Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already made most of the changes necessary to make the computer systems that service the Fund and its shareholders Year 2000 compliant and continues to seek reasonable assurances from all suppliers that they will be Year 2000 compliant on a timely basis. Resources is refining a contingency plan of procedures to follow (where feasible) in the event of the failure of any mission critical systems. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

                                                                               7

PAGE


PORTFOLIO MANAGEMENT. Templeton Investment Counsel, Inc. (Investment Counsel), through its Templeton Global Bond Managers division (Global Bond Managers), is the Fund's investment manager. Together, Investment Counsel and its affiliates manage over $222 billion in assets. Since January 1999, a team from Global Bond Managers is responsible for the day-to-day management of the Fund.

SHARE REPURCHASE PROGRAM. On February 21, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 12 million shares of the Fund's Common Stock (approximately 10% of the shares outstanding on February 18, 1997) in open-market transactions. This authorization remains in effect.

8

PAGE


FRANKLIN TEMPLETON
IS READY FOR YEAR 2000
Year 2000 Readiness Disclosure as of 9/30/99


WE ARE READY!

WE'VE DONE A LOT TO PREPARE!

The enormous scope of this project encompassed practically every computer-dependent record and process within the company. Naturally, our Y2K plan focused first on readying "mission-critical" systems -- those that are necessary for our core business functions. As of September 30, 1999, all our mission-critical systems that could affect our shareholders were certified as Y2K compliant.

Our business operations rely greatly on a complex, worldwide network of computer systems owned and managed by third parties. We continue to work with these outside companies and your Fund's transfer agent to confirm their preparedness for Year 2000.

WE HAVE CONTINGENCY PLANS.

Our company recognizes that even our extensive testing cannot guarantee the absence of difficulties associated with the Y2K transition. Therefore, we are developing and integrating worldwide contingency plans.

                                                                               9

PAGE

HOW DOES YEAR 2000 AFFECT OUR PORTFOLIO MANAGERS' INVESTMENT STRATEGIES?

All our portfolio managers recognize the importance of Year 2000 and its potential to impact the issuers and industries in which we invest, as well as the U.S. and world economy as a whole. As long-term investors, we seek to make and hold investments in issuers we believe are well-managed, with good prospects for the future. In our experience, such issuers are more likely to have sufficient Y2K programs in place.

Franklin Templeton is confident it is well-positioned to meet the challenges of Y2K.

Technological changes are ever-present in our industry, and we believe we have the experience and skills necessary to realize and to react to any challenges that may arise due to this transition. Once again, Franklin Templeton is ready for Year 2000, and we look forward to moving into the new millennium with you.

For additional information on Franklin Templeton's Y2K efforts, check our Web site at www.franklintempleton.com.

These statements should be considered Year 2000 Readiness Disclosures, as such term is understood under the "Year 2000 Information and Readiness Disclosure Act." This information is not intended as a representation or warranty and does not create a legal obligation on the part of Franklin Resources, Inc. or its affiliates to the recipient.

10

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Highlights

                                                                               YEAR ENDED AUGUST 31,
                                                            ------------------------------------------------------------
                                                             1999+        1998         1997          1996         1995
                                                             ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year......................       $7.67       $8.35         $8.34         $8.00       $7.89
                                                            ------------------------------------------------------------
Income from investment operations:
 Net investment income..................................         .61         .60           .60           .63         .64
 Net realized and unrealized gains (losses).............        (.17)       (.68)          .01           .31         .11
                                                            ------------------------------------------------------------
Total from investment operations........................         .44        (.08)          .61           .94         .75
                                                            ------------------------------------------------------------
Less distributions from:
 Net investment income..................................        (.60)       (.60)         (.60)         (.41)       (.64)
 Net realized gains.....................................        (.01)         --            --            --          --
 Tax return of capital..................................          --          --            --          (.19)         --
                                                            ------------------------------------------------------------
Total distributions.....................................        (.61)       (.60)         (.60)         (.60)       (.64)
                                                            ------------------------------------------------------------
Net asset value, end of year............................       $7.50       $7.67         $8.35         $8.34       $8.00
                                                            ============================================================
Total Return
 Based on market value per share........................      11.29%     (7.69)%        17.12%        12.75%       8.80%
 Based on net asset value per share.....................       6.75%      (.46)%         8.53%        13.34%      11.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).........................    $862,788    $891,785    $1,002,756    $1,004,606    $964,013
Ratios to average net assets:
 Expenses...............................................        .76%        .74%          .75%          .72%        .78%
 Net investment income..................................       7.70%       7.26%         7.05%         7.67%       8.19%
Portfolio turnover rate.................................      66.07%      74.55%       191.83%       112.59%     104.37%

+Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
                                                                              11

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999

                                                                 PRINCIPAL
                                                                  AMOUNT*             VALUE
-----------------------------------------------------------------------------------------------
LONG TERM SECURITIES 97.3%
ARGENTINA 5.8%
Republic of Argentina:
  10.95%, 11/01/99..........................................   $   7,030,000       $  7,073,938
  8.75%, 5/09/02............................................      18,460,000         16,678,610
  8.375%, 12/20/03..........................................       5,510,000          5,050,259
  11.00%, 10/09/06..........................................      11,680,000         10,811,300
  11.375%, 1/30/17..........................................       3,035,000          2,678,388
Telefonica de Argentina SA (Tear), 144A, 8.375%, 10/01/00...       7,500,000          7,481,250
                                                                                   ------------
                                                                                     49,773,745
                                                                                   ------------
AUSTRALIA 3.8%
Government of Australia, 6.75%, 11/15/06....................      24,700,000AUD      16,204,609
Queensland Treasury Corp., 6.50%, 6/14/05...................      25,315,000AUD      16,347,191
                                                                                   ------------
                                                                                     32,551,800
                                                                                   ------------
BRAZIL 2.3%
Republic of Brazil:
  FRN, 5.938%, 4/15/09......................................      14,690,000          9,768,850
  Series L, cvt., FRN, 5.938%, 4/15/12......................      10,475,000          6,023,125
  FRN, 8.00%, 4/15/14.......................................       1,972,212          1,199,711
  10.125%, 5/15/27..........................................       4,550,000          3,264,625
                                                                                   ------------
                                                                                     20,256,311
                                                                                   ------------
CANADA 8.6%
Government of Canada:
  10.50%, 7/01/00...........................................      37,198,000CAD      25,957,084
  10.50%, 3/01/01...........................................      39,793,000CAD      28,515,917
  10.00%, 5/01/02...........................................      25,710,000CAD      19,016,475
  10.25%, 2/01/04...........................................       1,130,000CAD         886,780
                                                                                   ------------
                                                                                     74,376,256
                                                                                   ------------
DENMARK 1.4%
  Kingdom of Denmark, 8.00%, 3/15/06........................      73,189,000DKK      12,016,384
                                                                                   ------------
GERMANY 9.3%
Federal Republic of Germany:
  Bundesrep, 7.75%, 2/21/00.................................      59,844,158EUR      64,607,039
  8.00%, 7/22/02............................................      13,643,824EUR      15,971,957
                                                                                   ------------
                                                                                     80,578,996
                                                                                   ------------
INDIA .1%
+Essar Steel Ltd., 144A, FRN, 7.635%, 7/20/99...............       1,240,000            558,000
                                                                                   ------------

 12

PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                 PRINCIPAL
                                                                  AMOUNT*             VALUE
-----------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
ITALY 7.3%
Buoni Poliennali del Tesoro, 6.75%, 7/01/07.................       6,231,000EUR    $  7,296,210
Government of Italy:
  10.50%, 11/01/00..........................................       8,790,081EUR      10,022,596
  10.50%, 4/01/05...........................................      33,730,000EUR      45,606,309
                                                                                   ------------
                                                                                     62,925,115
                                                                                   ------------
MEXICO 7.8%
Nacional Financiera SNC, 10.625%, 11/22/01..................       2,500,000          2,659,375
Nacional Financiera SNC, 144A, 9.75%, 3/12/02...............       1,950,000          1,982,175
United Mexican States:
  9.75%, 2/06/01............................................      18,120,000         18,894,630
  9.75%, 4/06/05............................................       7,100,000          7,126,625
  9.875%, 1/15/07...........................................      14,735,000         14,786,573
  11.375%, 9/15/16..........................................       8,355,000          8,726,798
  Series A, 6.25%, 12/31/19.................................      14,925,000         10,708,688
  11.50%, 5/15/26...........................................       2,000,000          2,183,500
                                                                                   ------------
                                                                                     67,068,364
                                                                                   ------------
NEW ZEALAND 3.8%
Government of New Zealand:
  6.50%, 2/15/00............................................      31,340,000NZD      16,318,236
  8.00%, 11/15/06...........................................      29,503,000NZD      16,182,073
                                                                                   ------------
                                                                                     32,500,309
                                                                                   ------------
PANAMA .5%
Republic of Panama, 8.875%, 9/30/27.........................       6,070,000          4,780,125
                                                                                   ------------
SPAIN 7.6%
Government of Spain:
  12.25%, 3/25/00...........................................      27,994,483EUR      31,062,270
  10.10%, 2/28/01...........................................      15,028,909EUR      17,385,435
  10.15%, 1/31/06...........................................      12,536,000EUR      17,060,480
                                                                                   ------------
                                                                                     65,508,185
                                                                                   ------------
SWEDEN 3.9%
Kingdom of Sweden, 10.25%, 5/05/03..........................     234,800,000SEK      33,395,739
                                                                                   ------------
TURKEY 3.8%
Cellco Finance NV, 144A, 15.00%, 8/01/05....................       9,375,000          9,826,406
Republic of Turkey:
  Reg S, 9.875%, 2/23/05....................................       4,690,000          4,379,302
  Reg S, 10.00%, 9/19/07....................................      11,100,000         10,150,950
  12.375%, 6/15/09..........................................       8,935,000          8,856,372
                                                                                   ------------
                                                                                     33,213,030
                                                                                   ------------

                                                                              13

PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                 PRINCIPAL
                                                                  AMOUNT*             VALUE
-----------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
UNITED KINGDOM 8.0%
United Kingdom:
  8.00%, 12/07/00...........................................      27,645,000GBP    $ 45,674,193
  8.50%, 7/16/07............................................      12,227,000GBP      23,248,424
                                                                                   ------------
                                                                                     68,922,617
                                                                                   ------------
UNITED STATES 19.1%
BP America Inc., 10.875%, 8/01/01...........................      10,000,000CAD       7,264,757
Fannie Mae, 5.25%, 1/15/09..................................      15,844,000         14,130,535
U.S. Treasury Bonds:
  6.375%, 8/15/27...........................................      16,910,000         16,910,000
  5.25%, 11/15/28...........................................     100,143,000         86,655,040
  5.25%, 2/15/29............................................       3,400,000          2,970,750
U.S. Treasury Notes:
  7.875%, 11/15/04..........................................      34,449,000         37,172,641
                                                                                   ------------
                                                                                    165,103,723
                                                                                   ------------
VENEZUELA 4.2%
Republic of Venezuela, 9.25%, 9/15/27.......................      47,000,000         28,435,000
Venezuela Front Load Int Reduction Bond, A, FRN, 6.00%,
  3/31/07...................................................      11,047,562          7,698,770
                                                                                   ------------
                                                                                     36,133,770
                                                                                   ------------
TOTAL LONG TERM SECURITIES (COST $950,771,117)..............                        839,662,469
                                                                                   ------------
SHORT TERM INVESTMENT (COST $696,000) .1%
Chase Securities Inc., 5.50%, 9/01/99, Time Deposit.........         696,000            696,000
                                                                                   ------------
TOTAL INVESTMENTS (COST $951,467,117) 97.4%.................                        840,358,469
OTHER ASSETS, LESS LIABILITIES 2.6%.........................                         22,429,867
                                                                                   ------------
TOTAL NET ASSETS 100.0%.....................................                       $862,788,336
                                                                                   ============

CURRENCY ABBREVIATIONS:

AUD -- Australian Dollar
CAD -- Canadian Dollar
DKK  -- Danish Krone
EUR  -- European Unit
GBP  -- British Pound
NZD -- New Zealand Dollar
SEK  -- Swedish Krona

*Securities denominated in U.S. dollars unless otherwise indicated. +Represents defaulted bonds.
                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1999

Assets:
 Investments in securities, at value (cost $951,467,117)....    $ 840,358,469
 Interest receivable........................................       24,071,226
                                                                -------------
      Total assets..........................................      864,429,695
                                                                -------------
Liabilities:
 Payables to affiliates.....................................          473,938
 Distributions to shareholders..............................          493,502
 Funds advanced by custodian................................          230,358
 Accrued expenses...........................................          443,561
                                                                -------------
      Total liabilities.....................................        1,641,359
                                                                -------------
Net assets, at value........................................    $ 862,788,336
                                                                =============
Net assets consist of:
 Undistributed net investment income........................    $     468,172
 Net unrealized depreciation................................     (111,127,350)
 Accumulated net realized loss..............................      (16,727,780)
 Capital shares.............................................      990,175,294
                                                                -------------
Net assets, at value........................................    $ 862,788,336
                                                                =============
Net asset value per share ($862,788,336 / 115,055,400 shares
  outstanding)..............................................            $7.50
                                                                =============

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1999

Interest Income (net of foreign taxes of $67,308)...........                    $ 77,136,314
Expenses:
 Management fees (Note 3)...................................    $  4,659,195
 Administrative fees (Note 3)...............................       1,186,839
 Transfer agent fees........................................         194,900
 Custodian fees.............................................         179,700
 Reports to shareholders....................................         362,500
 Registration and filing fees...............................         163,800
 Professional fees..........................................          84,400
 Directors' fees and expenses...............................          34,500
 Other......................................................          19,602
                                                                ------------
      Total expenses........................................                       6,885,436
                                                                                ------------
            Net investment income...........................                      70,250,878
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................       1,462,294
  Foreign currency transactions.............................     (18,941,013)
                                                                ------------
      Net realized loss.....................................                     (17,478,719)
 Net unrealized appreciation/(depreciation) on:
  Investments...............................................      (6,575,606)
  Translation of assets and liabilities denominated in
    foreign currencies......................................       3,608,844
                                                                ------------
      Net unrealized depreciation...........................                      (2,966,762)
                                                                                ------------
Net realized and unrealized loss............................                     (20,445,481)
                                                                                ------------
Net increase in net assets resulting from operations........                    $ 49,805,397
                                                                                ============

                       See Notes to Financial Statements.
 16

PAGE



TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

                                                                    1999                1998
                                                                ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 70,250,878       $   71,687,739
  Net realized gain (loss) from investments and foreign
   currency transactions....................................     (17,478,719)           7,250,145
  Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................      (2,966,762)         (90,910,885)
                                                                ---------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................      49,805,397          (11,973,001)

 Distributions to shareholders from:
  Net investment income.....................................     (69,619,275)         (71,533,235)
  Net realized gains........................................        (581,414)                  --

 Capital share transactions (Note 2)........................      (8,601,362)         (27,464,396)
                                                                ---------------------------------
    Net decrease in net assets..............................     (28,996,654)        (110,970,632)

Net assets:
 Beginning of year..........................................     891,784,990        1,002,755,622
                                                                ---------------------------------
 End of year................................................    $862,788,336       $  891,784,990
                                                                =================================

Undistributed net investment income included in net assets:
 End of year................................................    $    468,172       $           --
                                                                =================================

                       See Notes to Financial Statements.
                                                                              17

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary objective of capital appreciation. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities of U.S. and foreign issuers including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 18

PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On February 21, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 12 million shares of the Fund's Common Stock.

At August 31, 1999, there were 200,000,000 shares authorized ($0.01 par value). During the years ended August 31, 1999 and 1998, 1,277,400 and 3,759,800 shares were repurchased for $8,601,362 and $27,464,396, respectively. Total shares repurchased under the repurchase program are 5,398,000 for $38,780,028.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.55%         First $200 million
0.50%         Over $200 million

                                                                              19

PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million

4. INCOME TAXES

At August 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $961,112,365 was as follows:

Unrealized appreciation.....................................  $     537,983
Unrealized depreciation.....................................   (121,291,879)
                                                              -------------
Net unrealized depreciation.................................  $(120,753,896)
                                                              =============

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

At August 31, 1999, the Fund had deferred capital losses occurring subsequent to October 31, 1998 of $7,000,000. For tax purposes, such losses will be reflected in the year ending August 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1999 aggregated $585,114,052 and $603,681,090, respectively.

 20

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
INDEPENDENT AUDITOR'S REPORT
To the Board of Directors and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Income Fund, Inc. (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended August 31, 1998, including financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
September 30, 1999

                                                                              21

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Annual Meeting of Shareholders, February 16, 1999

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on February 16, 1999. The purpose of the meeting was to elect five Directors of the Fund; to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending August 31, 1999; and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Frank J. Crothers, John Wm. Galbraith, Edith E. Holiday, Gordon S. Macklin and Constantine D. Tseretopoulos.* Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 1999. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five (5) Directors:

                                                                                 % OF                            % OF
                                                                              OUTSTANDING                     OUTSTANDING
TERM EXPIRING 2001:                                              FOR            SHARES         WITHHELD         SHARES
-------------------------------------------------------------------------------------------------------------------------
Frank J. Crothers...........................................  93,855,610        80.71%         2,599,503         2.24%

TERM EXPIRING 2002:
-------------------
John Wm. Galbraith..........................................  93,852,508        80.71%         2,602,605         2.24%
Edith E. Holiday............................................  93,853,004        80.71%         2,602,109         2.24%
Gordon S. Macklin...........................................  94,014,366        80.85%         2,440,747         2.10%
Constantine D. Tseretopoulos................................  93,810,661        80.68%         2,644,452         2.27%

2. The ratification of the selection of McGladrey & Pullen, LLP, as independent auditors of the Fund for the fiscal year ending August 31, 1999:

               % OF                      % OF                      % OF                      % OF
            OUTSTANDING               OUTSTANDING               OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES       AGAINST      SHARES       ABSTAIN      SHARES      NON-VOTES     SHARES
-----------------------------------------------------------------------------------------------------
94,184,098..   80.99%     1,031,132      0.89%      1,239,883      1.07%       --           --

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, Andrew H. Hines, Jr., Charles B. Johnson, Betty P. Krahmer and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 22

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Global Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

                                                                              23

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "GIM." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Global Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
 24

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the August 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On August 31, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.

                                                                              25

PAGE

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PAGE

ANNUAL REPORT

TEMPLETON GLOBAL INCOME FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLGIM A99 10/99

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